Exhibit 10.1

100 King Street West
First Canadian Place
Mezzanine Level
Toronto, Ontario
M5X 1A3

December 13th, 2011

Tucows.com Co.
96 Mowat Avenue
Toronto, Ontario
M6K 3M1

To Mr. Mike Cooperman

LETTER OF ACKNOWLEDGEMENT

The Bank hereby provides its consent to temporarily remove in full the $2 Million share repurchase threshold for Tucows.com Co.’s (the “Borrower”) acquisition / share repurchase facility (the “facility”). The threshold is being temporarily removed to enable the Borrower to repurchase any amount of shares it deems necessary with in the facility as long as the total advances under the facility remains within the $8 Million authorization limit. The threshold will be re-instated on March 31st, 2012.

Please confirm receipt of this letter, and acknowledge the foregoing by signing and returning the enclosed copy to the address listed above.

Yours truly,

/s/ Mike Hayes

Mike Hayes
Commercial Account Manager

Signed at _____________________ this 13th day of December, 2011.

               Tucows.com Co.

/s/ Mike Cooperman
Mike Cooperman, CFO

“I/We have the authority to bind the Corporation”